Exhibit 10.1

ASSET PURCHASE AGREEMENT

             This Asset Purchase Agreement (the "Agreement") is entered into on the 2nd day of August, 2007 (the "Closing Date"), and shall be effective as of the 1st day of September, 2007 (the "Effective Date"), by and between INDUSTRIAL LOGISTIC SERVICES, LLC, ("Seller"), a limited liability company organized and existing under the laws of the Commonwealth of Kentucky, and INDUSTRIAL SERVICES OF AMERICA, INC., a Florida corporation with its principle place of business located at 7100 Grade Lane, Building #1, Louisville, Kentucky 40213 ("Buyer").  Both businesses have their principal place of business located in Louisville, Jefferson County, Kentucky.

WITNESSES

            The Seller has been engaged in the business of scrap metal and waste transportation (the "Business"), and the Seller desires to sell or otherwise transfer to the Buyer certain of the Seller's assets used in or related to the Business, and which are described on Exhibit A, which is attached hereto and incorporated herein by reference (the "Transferred Assets"); and

            The Buyer desires to purchase such Transferred Assets on the terms and conditions set forth herein.

            NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

            1.  Transfer of Assets.  Subject to the terms and conditions of this Agreement, the Seller shall transfer to Buyer all right, title and interest of the Seller of whatever kind and nature, tangible or intangible, in and to the Transferred Assets.  The Seller shall have no obligation to transfer the certificates of title to the vehicles described on Exhibit A until it shall have received the entire amount of the Purchase Price described in Section 2 below (less any payments made to First Capital (as hereinafter defined) by Buyer pursuant to Section 3 below); provided, however, that the Buyer shall have the right to possess, operate and use the Transferred Assets beginning as of the Effective Date.

            2.  Consideration for Transferred Assets.  In consideration of the sale of the Transferred Assets for One Million One Hundred Ten Thousand and Forty Dollars ($1,110,040) and subject to Section 3 below, the Buyer shall make the following payments to the Seller (collectively, the "Purchase Price"): (i) an initial payment of One Hundred Thousand Dollars ($100,000) shall be delivered to the Seller on the Closing Date by check or other methods agreed upon by the parties, and (ii) an aggregate amount of One Million Two Hundred Thousand Dollars ($1,200,000) shall be paid in sixty (60) equal installments of Twenty Thousand Dollars ($20,000) each (each a "Monthly Payment"), by check or other method mutually agreed upon by the parties.  The first installment payment described in subsection (ii) of this Section 2 shall be due on the Effective Date, with the remaining fifty-nine (59) installments being made by Buyer to the Seller on the first business day of each month thereafter.  It is understood and agreed by the parties that the installment payment amounts described in subsection (ii) of this Section 2 are inclusive of interest calculated at the rate of seven percent (7%) per annum.

            3.  Liens, Taxes, Assessments and Licenses.     Except for the first priority lien on the Transferred Assets in favor of First Capital Bank of Kentucky ("First Capital"), the Seller warrants and covenants that it is transferring to the Buyer the Transferred Assets free and clear of all levies, taxes and other encumbrances.  Seller agrees to pay to First Capital the scheduled monthly payments in connection with the indebtedness secured by such first priority lien (the "Debt").  Seller agrees to deliver or cause to be delivered promptly to Buyer any notice of a default or event of default Seller receives from First Capital in connection with the Debt.  In the event that Seller fails to make any First Capital monthly payment(s), Buyer shall have the right to make such First Capital monthly payment(s) directly to First Capital, and Buyer shall further have the right to make a proportionate reduction to the amount of the corresponding Monthly Payment owed to Seller for the periods that Buyer makes such payments directly to First Capital.  Once the Debt has been paid in full, Seller shall transfer all certificates of title to the vehicles that are being transferred hereunder and which secure the Debt.  Beginning on the Effective Date, the Buyer shall obtain all permits and licenses, if any, necessary for the operation and utilization of the Transferred Assets, and shall execute any governmental forms necessary to transfer any of the Transferred Assets.  The Buyer shall pay, or reimburse to the Seller forthwith, any transfer fee or tax related to such Transferred Assets.

            4.  Representations.  The Buyer represents that it is a corporation, duly organized under the laws of the State of Florida, that it has the power and authority to enter into this Agreement and that the individual executing this Agreement is expressly authorized to do so by the Buyer's Board of Directors.  The Seller represents that it is a limited liability company, duly organized under the laws of the Commonwealth of Kentucky, that it has the power and authority to enter into this Agreement and that the individual executing this Agreement is expressly authorized to do so by the Seller's managing member(s).

            5.  Warranties.    Both parties hereby agree that they are intimately familiar with Seller's business and that the Transferred Assets sold to Buyer are "AS IS", with no warranties, except as to title and fitness for a particular purpose under the Uniform Commercial Code of the Commonwealth of Kentucky.

            6.  Entire Agreement and Amendments.  This Agreement constitutes the entire agreement and understanding between the parties relating to the subject matter hereof and supersedes and preempts any prior understanding, agreements or representations by or between the parties, written or oral, which may have related to the subject matter hereof in any way.  This Agreement shall not be modified, amended, or altered or changed except by a written agreement signed by the parties sought to be charged.

            7.  Notices.  All notices which are to be given under this Agreement shall be made in writing and mailed to the other party at the address set forth herein or such address as such party may provide in writing from time to time.  Any notice mailed to such address shall be effective when deposited in a United States Mail Depository duly addresses with postage prepaid.

If to the Seller:	To the Seller's last known address as set forth in the Buyer's records.
With a Copy to:	Stuart L. Adams, Jr. 8009 New LaGrange Road, Suite 1 Louisville, KY 40222
If to the Company:	Industrial Services of America, Inc. 7100 Grade Lane Louisville, KY 40213 Attention: Orson Oliver
With a Copy to:	Bruce D. Atherton Bruce D. Atherton & Associates, PLLC 455 South Fourth Street Starks Building, Suite 1450 Louisville, KY 40202

            8.  Headings.  Heading in this Agreement are for convenience only and shall not be used to interpret or construe its provisions.

            9.  Governing Law.  This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Kentucky.

            10.  Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed and original but all of which shall constitute one and the same instrument.

            IN WITNESS WHEREOF the parties hereto have executed this Agreement on the Closing Date, and effective as of the Effective Date.

BUYER:		SELLER:
INDUSTRIAL SERVICES OF AMERICA, LLC		INDUSTRIAL LOGISTIC SERVICES, INC.

By:	/s/ Harry Kletter	By:	/s/ Brian Donaghy

Title:	CEO	Title:

            The Board of Directors of INDUSTRIAL SERVICES OF AMERICA, INC. does hereby authorize and ratify the execution of the Asset Purchase Agreement by a duly authorized representative of the corporation this 2nd day of August 2007.

/s/ Harry Kletter	/s/ Orson Oliver
Harry Kletter, Chairman	Orson Oliver, Vice Chairman

/s/ Richard Ferguson	/s/ Roman Epelbaum
Richard Ferguson	Roman Epelbaum

/s/ Albert Cozzi
Albert Cozzi

EXHIBIT A

Transferred Assets

See attached

ILS TRUCK #	Description	VIN #	GROSS WT.	TYPE	Original Purchase Price	Appraised Value	08/02/07 Purchase Price

2	2000 KENWORTH T800	1NKDL00X7YJ847334	73,280	ROLL-OFF	87,000	65,000	58,359
6	1999 KENWORTH W90	1XKWDB9X1XJ820476	80,000	TRACTOR TRAILER	48,121	36,000	32,322
7	2003 VOLVO VHD6	4V5KC9UF53N343106	73,280	ROLL-OFF	116,101	84,000	75,418
8	1999 CHEVROLET CHASSIS	1GBHC34R7XF074788	N/A	SERVICE TRUCK	12,000	8,500	7,632
9	2001 MACK RD688S	1M2P267C21M057933	73,280	ROLL-OFF	78,000	73,000	65,542
10	2001 MACK RD688S	1M2P267C61M057935	73,280	ROLL-OFF	86,000	75,000	67,338
11	1999 MACK RE6882	1M2P267C9XM047215	73,280	ROLL-OFF	66,000	65,000	58,359
12	1996 MACK DM690S	1M2B209C7TM018908	73,280	ROLL-OFF	34,000	35,000	31,424
14	2000 PETERBILT 379	1XP5DR9X9YN509628	80,000	TRACTOR TRAILER	42,500	40,000	35,913
16	2004 MACK CV7	1M2AG11CX4M008437	73,280	ROLL-OFF	110,000	92,000	82,601
19	2000 FREIGHTLINER	1FUYDSZB3YLB87909	80,000	TRACTOR TRAILER	35,000	30,000	26,935
20	2000 FREIGHTLINER	1FUYDSZB6YLB87905	80,000	TRACTOR TRAILER	35,000	30,000	26,935
21	2000 INTERNATIONAL	2HSCKASR9YC080158	80,000	TRACTOR TRAILER	44,000	40,000	35,913
23	2001 WESTERNSTAR	2WLPCD3J31K971427	80,000	ROLL-OFF	78,000	78,000	70,031

	TRAILERS
1	1990 UNKNOWN D34	1R9D34207L0011722	N/A	TRAILERS	11,000	12,000	10,774
3	1989 UNKNOWN P28	1E1D1P283CRA05029	N/A	TRAILERS	9,000	12,000	10,774
6	1998 MONW DUMP	1DTD48M3XWS080243	N/A	TRAILERS	21,000	20,000	17,957
7	2005 MD40 64 2005 SUPERIOR	1S9DS40205E573020	N/A	TRAILERS	40,224	33,000	29,629
8	2005 MD40 64 2005 SUPERIOR	1S9DS40245E573022	N/A	TRAILERS	40,224	33,000	29,629
9	1998 TRI	1TKDA3638WB043458	N/A	TRAILERS	26,500	25,000	22,446
10	1998 TRI	1TKDA3634WB043456	N/A	TRAILERS	26,500	25,000	22,446
11	1998 TRI	1TKDA3537WB080437	N/A	TRAILERS	26,500	25,000	22,446
12	2006 SUPERIOR	1S9DS36246E573024	N/A	TRAILERS	42,000	35,000	31,424
14	2006 SUPERIOR	1S9DS36266E573025	N/A	TRAILERS	42,000	35,000	31,424
15	2006 SUPERIOR	1S9DS36266E573042	N/A	TRAILERS	45,998	35,000	31,424
374	1999 FRU SE	FWY231501	N/A	TRAILERS	35,000	29,000	26,037

20 YARDS	4' tall x 8' wide x 22' long
201	4' tall x 8' wide x 22' long					2,296	2,061
202	4' tall x 8' wide x 22' long					2,296	2,061
203	4' tall x 8' wide x 22' long					2,296	2,061
204	4' tall x 8' wide x 22' long					2,296	2,061
205	4' tall x 8' wide x 22' long					2,296	2,061
206	4' tall x 8' wide x 22' long					2,296	2,061
207	4' tall x 8' wide x 22' long					2,296	2,061
208	4' tall x 8' wide x 22' long					2,296	2,061
209	4' tall x 8' wide x 22' long					2,296	2,061
210	4' tall x 8' wide x 22' long					2,296	2,061
211	4' tall x 8' wide x 22' long					2,296	2,061
212	4' tall x 8' wide x 22' long					2,296	2,061
213	4' tall x 8' wide x 22' long					2,296	2,061
214	4' tall x 8' wide x 22' long					2,296	2,061
215	4' tall x 8' wide x 22' long					2,296	2,061
216	4' tall x 8' wide x 22' long					2,296	2,061
217	4' tall x 8' wide x 22' long					2,296	2,061
218	4' tall x 8' wide x 22' long					2,296	2,061
219	4' tall x 8' wide x 22' long					2,296	2,061
220	4' tall x 8' wide x 22' long					2,296	2,061
221	4' tall x 8' wide x 22' long					2,296	2,061
222	4' tall x 8' wide x 22' long					2,296	2,061
223	4' tall x 8' wide x 22' long					2,296	2,061
224	4' tall x 8' wide x 22' long					2,296	2,061

30 YARDS	5 1/2' tall x 8' wide x 22' long
301	5 1/2' tall x 8' wide x 22' long					2,695	2,420
302	5 1/2' tall x 8' wide x 22' long					2,695	2,420
303	5 1/2' tall x 8' wide x 22' long					2,695	2,420
304	5 1/2' tall x 8' wide x 22' long					2,695	2,420
305	5 1/2' tall x 8' wide x 22' long					2,695	2,420
306	5 1/2' tall x 8' wide x 22' long					2,695	2,420
307	5 1/2' tall x 8' wide x 22' long					2,695	2,420
308	5 1/2' tall x 8' wide x 22' long					2,695	2,420
309	5 1/2' tall x 8' wide x 22' long					2,695	2,420
310	5 1/2' tall x 8' wide x 22' long					2,695	2,420
311	5 1/2' tall x 8' wide x 22' long					2,695	2,420
312	5 1/2' tall x 8' wide x 22' long					2,695	2,420
313	5 1/2' tall x 8' wide x 22' long					2,695	2,420
314	5 1/2' tall x 8' wide x 22' long					2,695	2,420
315	5 1/2' tall x 8' wide x 22' long					2,695	2,420
316	5 1/2' tall x 8' wide x 22' long					2,695	2,420
317	5 1/2' tall x 8' wide x 22' long					2,695	2,420
318	5 1/2' tall x 8' wide x 22' long					2,695	2,420
319	5 1/2' tall x 8' wide x 22' long					2,695	2,420
320	5 1/2' tall x 8' wide x 22' long					2,695	2,420
321	5 1/2' tall x 8' wide x 22' long					2,695	2,420
322	5 1/2' tall x 8' wide x 22' long					2,695	2,420
323	5 1/2' tall x 8' wide x 22' long					2,695	2,420
324	5 1/2' tall x 8' wide x 22' long					2,695	2,420
325	5 1/2' tall x 8' wide x 22' long					2,695	2,420
326	5 1/2' tall x 8' wide x 22' long					2,695	2,420
327	5 1/2' tall x 8' wide x 22' long					2,695	2,420
328	5 1/2' tall x 8' wide x 22' long					2,695	2,420
329	5 1/2' tall x 8' wide x 22' long					2,695	2,420
330	5 1/2' tall x 8' wide x 22' long					2,695	2,420
331	5 1/2' tall x 8' wide x 22' long					2,695	2,420

40 YARDS	8' tall x 8' wide x 22' long
401	8' tall x 8' wide x 22' long					3,000	2,694
402	8' tall x 8' wide x 22' long					3,000	2,694
403	8' tall x 8' wide x 22' long					3,000	2,694
404	8' tall x 8' wide x 22' long					3,000	2,694
405	8' tall x 8' wide x 22' long					3,000	2,694

10 YARDS	4'tallx8'widex11'long
101	4'tallx8'widex11'long					2,440	2,191
102	4'tallx8'widex11'long					2,440	2,191
103	4'tallx8'widex11'long					2,440	2,191
104	4'tallx8'widex11'long					2,440	2,191
105	4'tallx8'widex11'long					2,440	2,191

						1,236,349	1,110,040